UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2014

TetraLogic Pharmaceuticals Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36208	42-1604756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

343 Phoenixville Pike
Malvern, PA 19355
(610) 889-9900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2014, the Board of Directors (the “Board”) of TetraLogic Pharmaceuticals Corporation (the “Company”) appointed Mary Ann Gray and Michael D. Kishbauch as members of the Board, effective immediately.  Ms. Gray and Mr. Kishbauch will each serve for a term expiring at the Annual Meeting of Stockholders in 2017.  Ms. Gray and Mr. Kishbauch are expected to serve on committees of the Board, which will be determined at a future meeting of the Board.

In connection with their appointments and in accordance with the Company’s compensation policy for non-employee directors, the Company issued on November 5, 2014 options to purchase 20,000 shares of the Company’s common stock at an exercise price of $3.87 per share to each of Ms. Gray and Mr. Kishbauch.  These options vest in equal monthly installments over 36 months commencing on November 5, 2014, subject to the directors continued service to the Company through the applicable vesting date.  Ms. Gray’s and Mr. Kishbauch’s ongoing annual compensation will be consistent with that provided to the Company’s other non-employee directors, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 2, 2014 under the heading “Executive and Director Compensation — Compensation of Directors.”  In addition, Ms. Gray and Mr. Kishbauch each entered into an indemnification agreement with the Company effective November 5, 2014, substantially in the form of the indemnification agreement entered into between the Company and its other directors and officers.

There is no arrangement or understanding between Ms. Gray and Mr. Kishbauch and any other persons pursuant to which such directors were selected as directors.   There are no related party transactions involving Ms. Gray or Mr. Kishbauch that are reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Indemnification Agreement (for directors and officers), and a schedule of parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2014	TetraLogic Pharmaceuticals Corporation

	By:	/s/ Richard L. Sherman
Name: Richard L. Sherman
Title: Senior Vice President, Strategic Transactions, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement (for directors and officers), and a schedule of parties thereto.